First Quarter 2019 Earnings Call Presentation Exhibit 99.2

Forward Looking Statements Information in this presentation that are not statements of historical fact constitute forward-looking statements for which CenterState claims the protection of the safe harbor provisions contained in the Private Securities Litigation Reform Act of 1995 (the “Act”), notwithstanding that such statements are not specifically identified as such. In addition, certain statements may be contained in CenterState’s future filings with the SEC, in press releases and in oral and written statements made by CenterState or with CenterState’s approval that are not statements of historical fact and that constitute forward-looking statements within the meaning of the Act. Examples of forward-looking statements include, but are not limited to: (a) projections of revenues, expenses, income or loss, earnings or loss per share, the payment or nonpayment of dividends, capital structure and other financial items; (b) statements of CenterState’s plans, objectives and expectations or those of its management or Board of Directors, including those relating to the pending merger with National Commerce Corporation (“NCOM”); (c) statements of future economic performance; and (d) statements of assumptions underlying such statements. Words such as “believes,” “anticipates,” “expects,” “intends,” “targeted,” “continue,” “remain,” “will,” “should,” “may” and other similar expressions are intended to identify forward-looking statements but are not the exclusive means of identifying such statements. Forward-looking statements are subject to various risks and uncertainties, including those risks and uncertainties described under the heading “Risk Factors” in CenterState’s Annual Report on Form 10-K for the year ended December 31, 2018, and described in any subsequent reports that CenterState has filed with the SEC. With respect to the pending merger with NCOM, these risks include, among others: (1) the risk that the cost savings and any revenue synergies from the merger may not be realized or take longer than anticipated to be realized; (2) disruption from the merger with customers, suppliers, employees or other business partners; (3) the occurrence of any event, change or other circumstances that could give rise to the termination of the merger agreement; (4) the risk of successful integration of NCOM’s businesses into CenterState; (5) the failure to obtain required governmental approvals of the merger; (6) the failure to obtain the necessary shareholder or stockholder approvals, as applicable, in connection with the merger; (7) the amount of the costs, fees, expenses and charges related to the merger; (8) reputational risk and the reaction of each company’s customers, suppliers, employees or other business partners to the merger; (9) the failure of the closing conditions in the merger agreement to be satisfied, or any unexpected delay in closing the merger; (10) the risk that the integration of NCOM’s operations into the operations of CenterState will be materially delayed or will be more costly or difficult than expected; (11) the possibility that the merger may be more expensive to complete than anticipated, including as a result of unexpected factors or events; and (12) general competitive, economic, political and market conditions. There are or will be important factors that could cause actual outcomes or results to differ materially from those indicated in forward-looking statements, and these forward-looking statements should not be relied upon as predictions of future events. CenterState undertakes no obligation to update any forward-looking statements or to make any other forward-looking statements, whether as a result of new information, future events or otherwise. In that respect, CenterState cautions readers not to place undue reliance on any such forward-looking statements, which speak only as of the date made. Forward Looking Statements Information in this presentation, other than statements of historical facts, may constitute forward-looking statements, within the meaning of the Private Securities Litigation Reform Act of 1995. These statements include, but are not limited to, CenterState’s plans, objectives, expectations and intentions, and other statements that are not historical facts. Forward-looking statements may be identified by terminology such as “may,” “will,” “should,” “scheduled,” “plans,” “intends,” “anticipates,” “expects,” “believes,” estimates,” “potential,” or “continue” or negative of such terms or other comparable terminology. All forward-looking statements are subject to risks, uncertainties and other facts that may cause the actual results, performance or achievements of CenterState to differ materially from any results expressed or implied by such forward-looking statements. Such factors include, among others, the impact on failing to implement our business strategy, including our growth and acquisition strategy, including the merger with National Commerce Corporation and its integration; any litigation that has been or might be filed in connection with the merger; the ability to successfully integrate our acquisitions; additional capital requirements due to our growth plans; the impact of an increase in our asset size to over $10 billion; the risks of changes in interest rates and the level and composition of deposits; loan demand, the credit and other risks in our loan portfolio and the values of loan collateral; the impact of us not being able to manage our risk; the impact on a loss of management or other experienced employees; the impact if we failed to maintain our culture and attract and retain skilled people; the risk of changes in technology and customer preferences; the impact of any material failure or breach in our infrastructure or the infrastructure of third parties on which we rely including as a result of cyber-attacks; or material regulatory liability in areas such as BSA or consumer protection; reputational risks from such failures or liabilities or other events; legislative and regulatory changes; general competitive, political, legal, economic and market conditions and developments; financial market conditions and the results of financing efforts; changes in commodity prices and interest rates; weather, natural disasters and other catastrophic events; and other factors discussed in our filings with the Securities and Exchange Commission under the Exchange Act. Additional factors that could cause results to differ materially from those contemplated by forward-looking statements can be found in CenterState’s Annual Report on Form 10-K for the year ended December 31, 2018, and otherwise in our SEC reports and filings, which are available in the “Investor Relations” section of CenterState’s website, http://www.centerstatebanks.com. Forward-looking statements speak only as of the date they are made. You should not expect us to update any forward-looking statements.

Overview of Franchise 3 Auburn Sarasota Vero Beach Daytona Beach 85 20 95 16 65 59 75 10 75 4 Pensacola Gainesville Established in 2000 Ticker Symbol: CSFL (NASDAQ) Headquartered in Winter Haven, FL on the I-4 Corridor (1) $16.9B in assets $11.7B in loans $13.2B in deposits 163 branches (1) Pro-forma financial and branch data, excluding purchase accounting adjustments, as of March 31, 2019 including National Commerce Corporation acquired on April 1, 2019 CSFL (163) CSFL Non-Depository Offices (7)

Q1 2019 Highlights 4 Net income of $44,643, or diluted earnings per share of $0.46. Adjusted net income(1) of $49,463, or $0.51 per diluted share(1). NIM(2) increased to 4.40%, 0.03% above Q4 18 NIM. NIM ex-accretion(2) also 3 bps above Q4 18 levels. Loan growth moderated to $9mm (0.4% LQA) in quarter. New loan production of $455mm in quarter. Pipeline remains strong. Originated loan yields up 0.10% from Q4 18 levels. Deposit growth of $269.7mm, $229mm of which was non-interest bearing DDA. Non-CD deposits grew 9% LQA. Checking balances represent 51% of total deposits. Cost of total deposits up 0.06% vs. Q4 18. Loan to deposit ratio of 86% at quarter end. Adjusted net income and adjusted net income per diluted share are Non-GAAP financial measures that exclude gain on sale of AFS securities and merger-related expenses, net of tax. See reconciliation of GAAP to Non-GAAP measures in Appendix, page i. NIM is a Non-GAAP financial measure, which represents tax equivalent net interest income divided by average total interest earning assets. See reconciliation of GAAP to Non-GAAP measures in Appendix, page ii.

Q1 2019 Highlights (continued) 5 ROAA of 1.47%; ROATCE(3) of 16.8% Adjusted ROAA(3) and ROATCE(3) of 1.63% and 18.5% Non-interest income to average assets of 96 bps Efficiency ratio(4) of 58.7%; Adjusted efficiency ratio(4) of 52.3% Capital position remains strong, with Tier 1 leverage of 10.3%; TCE/Tangible Assets(5) of 9.9% Charter system conversion completed February 2019. Completed the National Commerce Corporation (“NCOM”) acquisition on April 1, 2019, 129 days after announcement. Adjusted ROAA and ROATCE are Non-GAAP financial measures that exclude gain on sale of AFS securities and merger-related expenses, net of tax. ROATCE ratios also exclude amortization of intangible assets, net of tax. See reconciliation of GAAP to Non-GAAP measures in Appendix, page i. Efficiency Ratio and Adjusted Efficiency Ratio are Non-GAAP financial measures. Efficiency Ratio is defined as follows: [non-interest expense – nonrecurring expense] / [net interest income (fully tax equivalent) + non-interest income – nonrecurring income]. Adjusted Efficiency Ratio also excludes merger-related expenses and amortization of intangibles. See reconciliation of GAAP to Non-GAAP measures in Appendix, page i. Tangible common equity to tangible assets are Non-GAAP financial measures that exclude goodwill and intangible assets. See reconciliation of GAAP to Non-GAAP measures in Appendix, page ii.

Efficiency Ratio (2) Performance Metrics Adjusted ROAA and ROATCE are Non-GAAP financial measures that exclude gain on sale of AFS securities, gain on sale of trust department, gain on sale of deposits, gain on extinguishment of debt, deferred tax write down, loss on termination of FDIC loss share agreements and merger-related expenses, net of tax. ROATCE ratios also exclude amortization of intangible assets, net of tax. See reconciliation of GAAP to Non-GAAP measures in Appendix, page i. Efficiency Ratio and Adjusted Efficiency Ratio are Non-GAAP financial measures. Efficiency Ratio is defined as follows: [non-interest expense – nonrecurring expense] / [net interest income (fully tax equivalent) + non-interest income – nonrecurring income]. Adjusted Efficiency Ratio also excludes merger-related expenses and amortization of intangibles. See reconciliation of GAAP to Non-GAAP measures in Appendix, page i. Return on Average Tangible Common Equity (1) Return on Average Assets (1)

NCOM Merger Update Merger closed effective April 1, 2019 (November 26, 2018 announcement). Employee integration on schedule. NCOM top executives, market leaders, and key producers signed CSFL contracts. Full system conversion scheduled for September 2019. Conversion planning underway. Cost saving targets expected to be achieved. 7

NCOM Q1 2019 Highlights NIM, taxable equivalent (reported)(1) of 4.81%, up 0.07% from Q4 18. NIM, taxable equivalent (excluding accretion and accelerated loan fees) (1) of 4.45%, down 0.02% from Q4 18. Loan growth of $43.0 million (ending) vs. Q4 18, or 5.3% annualized. Average loan growth of $79.7 million, or 9.9% linked quarter annualized. Deposit growth of $59 million (ending) vs. Q4 18, or 7.0% annualized. Average deposits grew $28.1 million, or 3.4% linked quarter annualized. Loan yields 5.99%, up 11 bps from Q4 18; up 3 bps excluding accretion and accelerated loan fees. Bank core loan yields (excluding factoring) up 6 bps excluding accretion and accelerated loan fees. Deposit costs 0.89%, up 9 bps from Q4 18. Note: NCOM acquisition closed effective 4-1-19. Results above are for NCOM’s first quarter ended March 31, 2019 and are not results of CenterState. 8 NIM is a Non-GAAP financial measure, which represents tax equivalent net interest income divided by average total interest earning. See NCOM’s reconciliation of GAAP to Non-GAAP measures in Appendix, page iii.

Appendix

Reconciliation of CenterState GAAP to Non-GAAP Measures i

Reconciliation of CenterState GAAP to Non-GAAP Measures (continued) ii

Reconciliation of NCOM GAAP to Non-GAAP Measures iii

NCOM Consolidated Balance Sheet (Unaudited) iv

NCOM Consolidated Income Statements (Unaudited) v

NCOM Average Balance Sheets and Net Interest Analysis Tax equivalent yield (Non-GAAP) vi